UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2007

C-COR Incorporated

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, PA	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814)238-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2007, the board of directors of C-COR Incorporated (the “Company”) unanimously voted to amend the Rights Agreement between the Company and American Stock Transfer & Trust Co., dated as of August 17, 1999 (the “Rights Agreement”), to render the rights issuable pursuant the Rights Agreement inapplicable to the execution and delivery of the agreement and plan of merger with Arris Group, Inc. and Air Merger Subsidiary, Inc. dated September 23, 2007 and the consummation of the transactions contemplated thereunder (the “Amendment”).

The Amendment is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No 1. to the Rights Agreement between C-COR Incorporated and American Stock Transfer & Trust Co., dated as of September 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

C-COR Incorporated
(Registrant)

	By:	/s/ Joseph E. Zavacky
Date: September 27, 2007	Name:	Joseph E. Zavacky
	Title:	Controller and Assistant Secretary

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